Exhibit 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Foamex International Inc. on Form 10-Q for the period ended July 3, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas E. Chorman, President and Chief Executive Officer of Foamex International Inc., certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Foamex International Inc.


/s/ Thomas E. Chorman
-------------------------------------
Thomas E. Chorman
President and Chief Executive Officer
August 25, 2005